		MONTHLY SERVICING STATEMENT
		(Delivered pursuant to subsection 503 (a)
		of the Indenture Supplement)

		HSBC FINANCE CORPORATION, successor by merger to HOUSEHOLD
		FINANCE CORPORATION ("HSBC FINANCE")
		HOUSEHOLD RECEIVABLES FUNDING, INC III

		HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I
		Class A and Class B Notes, Series 2001-1

		This Certificate relates to the Distribution Date occurring on July 15, 2005

1.		Pool One Information

(a)		The aggregate amount of Collections processed for the Due Period
		preceding such Distribution Date was equal to	$494,928,822.88

(b)		The aggregate amount of such Collections with respect to Principal
		Receivables for the Due Period preceding such Distribution Date was
		equal to	$419,666,927.58
	(i)	The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (h) ], is	9.15%

(c)		The aggregate amount of such Collections with respect to Finance
		Charge and Administrative Receivables for the Due Period preceding
		such Distribution Date was equal to	$75,261,895.30

	(i)	The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (h) ], is	16.52%

	(ii)	The amount of such aggregate with respect to Finance Charge was equal to	$51,335,264.13

	(iii)	The amount of such aggregate with respect to fees was equal to	$16,403,993.07

	(iv)	The amount of such aggregate with respect to Interchange was equal to	$5,190,349.10

	(v)	The amount of such aggregate with respect to other recoveries was equal to	$396,489.00

	(vi)	The amount of such aggregate with respect to principal recoveries was equal to	$1,935,800.00

(d)		The Gross Defaulted Amount for the preceding Due Period is	$27,775,941.66
	(i)	The annualized default rate, (d) *12 / (h), is	6.26%

	(ii)	The annualized net default rate, [(d)-(c)(vi)] *12 / (h), is	5.82%

(e)		The Portfolio Yield for such Distribution Date [c(i) - d(ii)]	10.70%

(f)		The total amount of Principal Receivables in Pool One at the beginning
		of the preceding Due Period or, if there were Additions or Removals during the Due
		Period, the average balance for such Due Period is equal to	$5,326,647,955.46

(g)		The total amount of Principal Receivables in Pool One as of the last day of the
		preceding Due Period is	$5,391,636,395.64

(h)		The total amount of Principal Receivables in Pool One at the beginning
		of the preceding Due Period	$5,326,647,955.46

(i)		The total amount of Finance Charge and Administrative Receivables in
		Pool One as of the last day of the preceding Due Period is	$96,883,476.23

(j)		The aggregate outstanding gross balance of the Accounts which were
		1-29 days delinquent as of the close of business on the last
		day of the calendar month preceding such Distribution Date was equal to	$187,541,173.21

(k)		The aggregate outstanding gross balance of the Accounts which were
		30-59 days delinquent as of the close of business on the last
		day of the calendar month preceding such Distribution Date was equal to	$61,882,812.53

(l)		The aggregate outstanding gross balance of the Accounts which were
		60+ days delinquent as of the close of business on the last
		day of the calendar month preceding such Distribution Date was equal to	$123,709,093.56

(m)		Transferor Amount	$2,102,970,838.64

(n)		Transferor Interest Percentage (Transferor Amount/aggregate Series Adjusted Invested Amount)	63.95%

2.		Series 2001-1 Information

(a)		The average rate (the weighted average Class A Note Interest Rate and Class B
		Note Interest Rate reduced to take into account the non-interest bearing over-
		collateralization invested amount ) is equal to	3.1949%

(b)		Total investor Collections is equal to	$86,882,608.40

(c)		Investor percentage of Principal Collections is equal to	$78,786,308.22

(d)		The Floating Investor Percentage for the Due Period preceding such
		Distribution Date was equal to	10.76%

(e)		Investor Finance Charge and Administrative Collections is equal to	$8,096,300.18

(f)		Investor Defaulted Amount is equal to	$2,987,997.59

(g)		The Monthly Servicing Fee is equal to	$955,023.80

(h)		The Monthly Administration Fee is equal to	$10.76

(i)		The Series Portfolio Yield for the Due Period preceding such
		Distribution Date was equal to	7.9803%

3.		Determination of Monthly Interest

(a)		The number of days in the Interest Period is equal to	30

(b)		Class A Note Principal Balance - Beginning of the Due Period	$827,500,000.00

(c)		The Class A Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	3.3800%

(d)		Class A Monthly Interest is equal to	$2,330,791.67

(e)		Class B Note Principal Balance - Beginning of the Due Period	$72,500,000.00

(f)		The Class B Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	3.6700%

(g)		Class B Monthly Interest is equal to	$221,729.17

4.04		Application of Available Funds

	(a)	Available Investor Finance Charge and Administrative Collections	$9,363,800.19

	(i)	The amount of Class A Monthly Interest for such Distribution Date is
		equal to	$2,330,791.67

		The amount of any Class A Monthly Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

		The amount of Class A Additional Interest for such Distribution Date
		is equal to	$0.00

		The amount of any Class A Additional Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

	(ii)	The amount of Class B Monthly Interest for such Distribution Date is
		equal to	$221,729.17

		The amount of any Class B Monthly Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

		The amount of Class B Additional Interest for such Distribution Date
		is equal to	$0.00

		The amount of any Class B Additional Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

	(iii)
	(A)	If HSBC Finance or an Affiliate of HSBC Finance is no longer the Servicer, the Monthly Servicing Fee	$0.00

	(B)	If HSBC Finance or an Affiliate of HSBC Finance is no longer the Administrator, the Monthly
		Administration Fee is equal to	$0.00

	(iv)	The Investor Defaulted Amount for such Distribution Date is equal to	$2,987,997.59

	(v)	The amount of Investor Charge-offs reimbursed on such Distribution Date is equal to	$0.00

		The amount of Subordinated Principal Collections reimbursed on such Distribution
		date is equal to	$0.00

	(vi)	The amount applied to accelerate Principal pursuant to Section 503 is equal to	$0.00

	(vii)	If HSBC Finance or an Affiliate of HSBC Finance is the Servicer, the Monthly Servicing Fee
		for such Distribution Date	$955,023.80

		If HSBC Finance or an Affiliate of HSBC Finance is the Servicer, the Monthly Servicing Fee due
		but not paid for a prior Distribution Date	$0.00

	(viii)	If HSBC Finance or an Affiliate of HSBC Finance is the Administrator, the Monthly Administration Fee
		for such Distribution Date is equal	$10.76

		If HSBC Finance or an Affiliate of HSBC Finance is the Servicer, the Monthly Administration Fee due
		but not paid for a prior Distribution Date	$0.00

	(ix)	The Excess of the Required Reserve Account Amount over the Available Reserve
		Account Amount, to be deposited into the Reserve Account is equal to	$183,941.48

	(x)	the balance, if any, to be distributed to the Transferor	$2,684,305.73

5.		Other Information

	(a)	The Investor Percentage for Principal Collections is equal to	18.77%

	(b)	The Series 2001-1 Principal Shortfall is equal to	$0.00

	(c)	The Pool One Shared Principal Collections are equal to	$0.00

	(d)	The total amount to be distributed to Class A Noteholders on
		such Distribution Date in payment of principal is equal to	$0.00

	(e)	The total amount to be distributed to Class B Noteholders on
		such Distribution Date in payment of principal is equal to	$0.00

	(f)	The total amount to be distributed to the O/C Holder on such Distribution Date in
		payment of Excess O/C Amount is equal to	$7,142,142.94

	(g)	The Monthly Subordination Amount with respect to such
		Distribution Date is equal to	$0.00

	(h)	The amount applied at 404(a)(v) to reimburse previous Monthly
		Subordination Amounts	$0.00

	(i)	The amount of Investor Charge-Offs for such Distribution
		Date is equal to	$0.00

	(j)	The total amount of reimbursements of Investor Charge-Offs
		for such Distribution Date is equal to	$0.00

	(k)	The Invested Amount at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$944,444,285.10

	(l)	The Principal Funding Account Balance at the close of business on such Distribution Date	$514,285,720.00

	(m)	The Class A Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$827,500,000.00

	(n)	The Class B Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$72,500,000.00

	(o)	The Required O/C Amount at the close of business on such Distribution Date (after
		giving effect to all payments and adjustments on such Distribution Date) will be
		equal to	$44,444,285.10

	(p)	The O/C Amount at the close of business on such Distribution Date ( after giving
		effect to all payments and adjustments on such Distribution Date) will be equal to	$44,444,285.10

	(q)	Total amount to be on deposit in the Collection Account (after giving effect to
		allocations required to be made pursuant to the terms of all other Series now
		outstanding and to the payment of the Servicer's fee and funding of investor default
		amounts) prior to making distributions on such Distribution Dates is equal to	$76,664,684.50

	(r)	The total amount to be distributed from the Collection Account to the Transferor
		on such Distribution Date (after taking into consideration the amounts which
		have been netted with respect to all Series against deposits to the Collection
		Account) after making distributions is equal to	$2,684,305.73

6.		As of the close of business on the last business day of October 31, 2004:

	(i)	The Controlled Accumulation Period Length in Due Periods	14

	(ii)	The commencement date of the Controlled Accumulation Period at the close of business	10/31/2004

	(iii)	The Controlled Accumulation Amount with respect to each Due Period	$64,285,715.00

		HSBC FINANCE CORPORATION, successor by merger to HOUSEHOLD
		FINANCE CORPORATION ("HSBC FINANCE")
		HOUSEHOLD RECEIVABLES FUNDING, INC III

		HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I
		Class A and Class B Notes, Series 2001-1

		The undersigned, a duly authorized representative of HSBC Finance Corporation,
		successor by merger to Household Finance Corporation ("HSBC Finance"),
		as Servicer (the "Servicer"), pursuant to the Amended and Restated Transfer and Servicing
		Agreement, dated as of September 25, 2000 as amended and restated thereafter (the "Transfer and
		Servicing Agreement"), by and among Household Receivables Funding, Inc III, as Transferor,
		the Servicer, and Wilmington Trust Company, as Owner Trustee, does hereby certify with respect
		to the information set forth below as follows:

		Capitalized terms used in this Certificate shall have the respective
		meanings set forth in the Transfer and Servicing Agreement

		HSBC FINANCE is, as of the date hereof, the Servicer
		under the Transfer and Servicing Agreement

		The undersigned is a Servicing Officer

		This Certificate relates to the Distribution Date occurring on July 15, 2005

		As of the date hereof, to the best knowledge of the undersigned, no
		Amortization Event has been deemed to have occurred on or prior to
		such Distribution Date

		As of the date hereof, to the best knowledge of the undersigned, the Servicer
		has performed in all material respects all its obligations under the Transfer
		and Servicing Agreement through the Due Period preceding such
		Distribution Date or, if there has been a default in the performance of
		any such obligation, set forth in detail the (i) nature of such default,
		(ii) the action taken by the Transferor and Servicer, if any, to remedy such default
		and (iii) the current status of each such default; if applicable, insert "None"
		None

		As of the date hereof, to the best knowledge of the undersigned, no
		Lien has been placed on any of the Receivables other than pursuant to
		the Indenture (or, if there is a Lien, such Lien
		consists of : ____________________________________________)

		The amounts specified to be deposited into and withdrawn from the Collection
		Account, as well as the amounts specified to be paid to the Transferor, the
		Servicer and the Noteholders are all in accordance with
		the requirements of the Transfer and Servicing Agreement, Master Indenture
		and Indenture Supplement

		IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
		Certificate this 7th day of July, 2005

		HSBC FINANCE CORPORATION
		as Servicer,

		By: /S/ J A Bevacqua
		Servicing Officer